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                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
            $250,000,000 10 5/8% SENIOR SUBORDINATED NOTES DUE 2011
                                IN EXCHANGE FOR

          NEW $250,000,000 10 5/8% SENIOR SUBORDINATED NOTES DUE 2011

                                       OF

                             WCI COMMUNITIES, INC.

     Registered holders of outstanding 10 5/8% Senior Subordinated Notes due 2011 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 10 5/8% Senior Subordinated Notes due 2011 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

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
            By Mail:                         By Facsimile:                       By Hand or
                                                                             Overnight Delivery:
      The Bank of New York               The Bank of New York               The Bank of New York
       101 Barclay Street                 101 Barclay Street                 101 Barclay Street
       New York, NY 10286                 New York, NY 10286                 New York, NY 10286
    Attention: Reorganization          Attention: Reorganization          Attention: Reorganization
           Section/7E                         Section/7E                         Section/7E
                                                 (212)
                                          Confirm Receipt of
                                        Facsimile by telephone
                                                 (212)
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated , 2001 of WCI Communities, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

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                                            DESCRIPTION OF OUTSTANDING NOTES TENDERED
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                                                         NAME AND ADDRESS OF     CERTIFICATE NUMBER(S)
                                                       REGISTERED HOLDER AS IT       OF OUTSTANDING
                                                            APPEARS ON THE           NOTES TENDERED             PRINCIPAL
                                                          OUTSTANDING NOTES        (OR ACCOUNT NUMBER       AMOUNT OUTSTANDING
               NAME OF TENDERING HOLDER                     (PLEASE PRINT)      AT BOOK-ENTRY FACILITY)       NOTES TENDERED
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
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                                   SIGN HERE

Name of Registered or Acting Holder:
  ------------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (Please Print):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number:
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

  DTC Account Number:
--------------------------------------------------------------------------------

  Date:
--------------------------------------------------------------------------------

                                        2
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration date (as defined in the Letter of Transmittal).

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

Name of Firm: ----------------------------------------    --------------------------------------------------------
                                                          (AUTHORIZED SIGNATURE)

Address: -----------------------------------------------  Title:
                                                          --------------------------------------------------

--------------------------------------------------------
                                                          Name: -------------------------------------------------
(ZIP CODE)
                                                          (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:
--------------------------------------------------------
                                                          Date: --------------------------------------------------
NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH
YOUR LETTER OR TRANSMITTAL.
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